                      Certification Pursuant to 906 by CFO

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Surgical Safety Products, Inc. (the
"Company") on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R.
Paul Gray, Chief Financial Officer of the Company, certify, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

The Report fully compiles with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ R. Paul Gray
                                         R. Paul Gray
                                         Chief Financial Officer
                                         Power 3 Medical Products, Inc.
April 14, 2004